EXHIBIT 10(iii) 4
                                                       -----------------
                                                           (PORTION)

             INTERNATIONAL TECHNOLOGY CORPORATION

                            Waiver

     This Waiver is entered into and agreed to between International Technology Corporation, a Delaware corporation (the "Company"), and each of the non-employee directors (the "Non-Employee Directors") of the Company set forth on the signature page hereto, with each such Non-Employee Director acting in his capacity as a holder of certain options to purchase Common Stock of the Company awarded under the Plan (as defined below).

                      RECITALS

     WHEREAS, each of the undersigned Non-Employee Directors has received the number of non-employee director options set forth opposite such Non-Employee Director's name on the signature page pursuant to the terms of the Company's 1991 Stock Incentive Plan (the "Plan") and the agreements evidencing the Options thereunder (the "Option Agreement");
     WHEREAS, the Plan and each respective Option Agreement contains certain provisions relating to the acceleration of the vesting of such stock options upon a terminating event (as described in the Plan and the Option Agreement), such that such stock options would become exercisable in full upon the acquisition of more than 35% of the voting power of the Company;
     WHEREAS, the Company has entered into a Securities Purchase Agreement (the "Carlyle Agreement") with The Carlyle Group ("Carlyle") pursuant to which certain affiliates of Carlyle would, among other things, purchase preferred stock of the Company representing more than 35% of the voting power of the Company, which transaction, when consummated, would be a terminating event under the Plan resulting in the acceleration of stock options of all non-employee directors of the Company who own stock options; and
     WHEREAS, as a condition to the consummation of the transactions (the "Carlyle Transactions") contemplated by the Carlyle Agreement, Carlyle is requiring that the Non-Employee Directors waive, and the undersigned Non-Employee Directors are willing to waive, their respective rights to any such acceleration resulting from the consummation of the Carlyle Transactions.

                      AGREEMENT

     1. Each of the undersigned Non-Employee Directors hereby waives the acceleration of the exerciseability of such Non-Employee Directors' stock options set forth on the signature page hereto that would otherwise occur pursuant to the terms of the Plan and the Option Agreement as a result of the consummation of the Carlyle Transaction.
     2. Except as provided herein, the terms of options will otherwise remain unchanged.

     This Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Waiver has been executed effective as of November 20, 1996 by the Company and each of the Non-Employee Directors set forth below.

                                      Shares of Common Stock Subject to
 Non-Employee Director                  Non-Employee Director Options
 ---------------------                ---------------------------------
 /s/DONALD S. BURNS
 ______________________
 Donald S. Burns                                 12,500 shares

 /s/KIRBY L. CRAMER
 ______________________
 Kirby L. Cramer                                 15,000 shares

 /s/RALPH S. CUNNINGHAM
 ______________________
 Ralph S. Cunningham                              7,500 shares

 /s/E. MARTIN GIBSON
 ______________________
 E. Martin Gibson                                17,500 shares

 /s/W. SCOTT MARTIN
 ______________________
 W. Scott Martin                                 17,500 shares

 /s/JAMES C. MCGILL
 ______________________
 James C. McGill                                 10,000 shares

 /s/HENRY E. RIGGS
 ______________________
 Henry E. Riggs                                  15,000 shares

 /s/JACK O. VANCE
 ______________________
 Jack O. Vance                                   10,000 shares


 INTERNATIONAL TECHNOLOGY CORPORATION
 By:  /s/ ANTHONY J. DELUCA
 ___________________________
      Anthony J. DeLuca
      President and Acting Chief Executive Officer